UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2020

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth Corporation as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Corporation    ☐

If an emerging growth Corporation, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2020, with respect to Mr. R. Eric McCarthey, and May 7, 2020, with respect to Mr. Arthur B. Drogue, the Board of Directors (the "Board") of SPAR Group, Inc. (the "Corporation") received written notices that each of Messrs. McCarthey and Drogue, two of the Board's five current independent directors, intends to retire from the Board.  Messrs. Drogue and McCarthey indicated that their respective retirements (together, the "Retirements"), would be effective on August 1, 2020 (the "Effective Date"), and that each Retirement was tendered pursuant to conversations with William H. Bartels and at the request of Mr. Robert G. Brown, directors of the Corporation and the Corporation's majority stockholders.  Messrs. Drogue and McCarthey may postpone their respective Retirements only with the consent of such majority stockholders.

The Board intends to accept the Retirements, and the Board's Governance Committee will promptly begin a search for two new independent directors to fill the vacancies that will be created by the Retirements.  Messrs. Drogue and McCarthey will continue to stand for election as directors at the Annual Meeting (as defined below) and serve in each of their respective roles on the Board until the Effective Date.  With respect to their respective roles on the committees of the Board, (1) Mr. Drogue will continue to serve as Chairman of the Board until the Effective Date, but he will no longer serve on the Audit Committee, Governance Committee and Compensation Committee, in each case, as of May 11, 2020, and (2) Mr. McCarthey will continue to serve as a member of the Audit Committee until the Board selects an independent director to replace him, but he will no longer serve on the Compensation Committee and the Governance Committee (of which he was Chairman), in each case, as of May 11, 2020.  Accordingly, effective on May 12, 2020 and until otherwise determined by the Board, the committees of the Board will consist of the following members

Audit Committee: Arthur Baer (Chair), and R. Eric McCarthey.

Compensation Committee: Jeffrey Mayer (Chair) and Arthur Baer.

Governance Committee: Jeffrey Mayer, and Arthur Baer.

Upon the effectiveness of the Retirements and assuming (1) the election, and continued service, of the directors contemplated by the Corporation's Proxy Statement filed with the Securities and Exchange Commission on May 1, 2020 (the "2020 Proxy Statement") for the 2020 Annual Meeting of Stockholders to be held on May 13, 2020 (the "Annual Meeting"), (2) no additional independent directors are identified and added to the Board prior to the effectiveness of the Retirements and (3) while it is anticipated that Mr. Igor Novgorodtsev will be added to the Corporation's Board later this month, the Corporation's Governance Committee has not yet determined him to be an independent director (and since he is non-independent by default under Nasdaq rules), therefore the Corporation will have three independent directors and five non-independent directors, in continued violation of the applicable Nasdaq rules requiring a majority of independent directors on the Board (See Information in Connection with Increase of Board Size by Majority Stockholders and  Compliance with NASDAQ Board Independence Rules Following the Election of Mr. Robert G. Brown as Director in the 2020 Proxy Statement, each of which is incorporated herein by reference).

Additionally, given that Mr. Drogue is no longer serving as a member of the Audit Committee effective May 11, 2020, the Board's Audit Committee will now consist of only two independent directors (Messrs. Baer and McCarthey) in violation of Nasdaq Rule 5605(c), which requires at least three members to serve on the Audit Committee, all of whom must be independent pursuant to applicable Nasdaq rules. The Board is currently determining which independent director will serve as Mr. Drogue's replacement on the Audit Committee to restore the Corporation's compliance with the applicable Nasdaq rules regarding Audit Committee composition.

Forward Looking Statements

This Current Report on Form 8-K and the attached Exhibits (this "Current Report"), contain "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SGRP and its subsidiaries (together with SGRP, the "SPAR Group" or the "Company"), and this Current Report has been filed by SGRP with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend", "believe", "estimate", "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the potential negative effects of the Company's failure to comply with Nasdaq's Board Independence Rule, the retirements described above, the Company's failure to comply with Nasdaq's continued listing requirements in the future as a result of any further loss of Board independence or other change in Board or committee composition, any related party payments or settlements that may be authorized by a reconstituted Board, any other settlement with the Majority Stockholders or their companies, or the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in SGRP's common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc. Date: May 12, 2020 By: /s/ James R. Segreto James R. Segreto, Chief Financial Officer